As filed with the Securities and Exchange Commission on September 29, 2009

Registration No. 333-149692

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ATLAS ENERGY RESOURCES, LLC

ATLAS ENERGY OPERATING COMPANY, LLC

ATLAS ENERGY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware	75-3218520 75-3218521 74-3243996
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

(412) 262-2830

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Matthew A. Jones

Atlas Energy Resources, LLC

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

(412) 262-2830

(Address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of communications to:

Lisa A. Ernst, Esq.

Ledgewood

1900 Market Street, Suite 750

Philadelphia, PA 19103

(215) 731-9450

Approximate date of commencement of proposed sale to the public: Not applicable

If the only securities being registered on this form are being offered pursuant to dividend or reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

The following are co-registrants that may guarantee the debt securities:

Atlas Energy Michigan, LLC

(Exact name of registrant as specified in its charter)

Delaware	42-1731124
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Atlas Gas & Oil Company, LLC

(Exact name of registrant as specified in its charter)

Michigan	33-1171397
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Westside Pipeline Company, LLC

(Exact name of registrant as specified in its charter)

Michigan	33-1171401
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

AIC, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-5365126
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Atlas Energy Ohio, LLC

(Exact name of registrant as specified in its charter)

Ohio	20-5365198
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Atlas Resources, LLC

(Exact name of registrant as specified in its charter)

Pennsylvania	20-4822875
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Atlas Noble, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-5365139
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Atlas America, LLC

(Exact name of registrant as specified in its charter)

Pennsylvania	20-8243540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

AER Pipeline Construction, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-8029375
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Viking Resources, LLC

(Exact name of registrant as specified in its charter)

Pennsylvania	20-5365124
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resource Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-5365174
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resource Well Services, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-5365162
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

REI-NY, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-5365147
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TERMINATION OF REGISTRATION

This post-effective amendment (this “Amendment”), filed by Atlas Energy Resources, LLC (the “Company”), deregisters all of the Company’s securities that had been registered for issuance under the Company’s Registration Statement on Form S-3 (File No. 333-149692) (the “Registration Statement”) that remain unsold.

On September 29, 2009, pursuant to the Agreement and Plan of Merger, dated as of April 27, 2009, among the Company, Atlas America, Inc., a Delaware corporation (“Parent”), Atlas Energy Management, Inc. and ATLS Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company being the surviving entity and becoming an indirect, wholly-owned subsidiary of Parent. In accordance with an undertaking made by the Company in its Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering, the Company hereby removes from registration all of its securities under the Registration Statement which remained unsold as of the effective time of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS ENERGY RESOURCES, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer and as Attorney-in-fact for:

Edward E. Cohen

Chairman and Chief Executive Officer

Jonathan Z. Cohen

Vice Chairman

Richard D. Weber

President, Chief Operating Officer and Director

Sean McGrath

Chief Accounting Officer

Ellen F. Warren

Director

Walter C. Jones

Director

Bruce M. Wolf

Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS ENERGY OPERATING COMPANY, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer and as Attorney-in-fact for:

Edward E. Cohen

Chief Executive Officer

Richard D. Weber

President and Chief Operating Officer

Sean McGrath

Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS ENERGY FINANCE CORP.

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Edward E. Cohen

Chairman and Chief Executive Officer

Jonathan Z. Cohen

Vice Chairman

Richard D. Weber

President and Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS ENERGY MICHIGAN, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Richard D. Weber
Richard D. Weber
Chief Executive Officer

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS GAS & OIL COMPANY

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Richard D. Weber
Richard D. Weber
Chairman and Chief Executive Officer

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

WESTSIDE PIPELINE COMPANY, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Richard D. Weber
Richard D. Weber
Chairman and Chief Executive Officer

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Moon Township, Pennsylvania, on September 29, 2009.

AIC, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jonathan Z. Cohen

President and Director

Jeffrey C. Simmons

Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS ENERGY OHIO, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jonathan Z. Cohen

President

Jeffrey C. Simmons

Director

Frank P. Carolas

Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS RESOURCES, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer and as Attorney-in-fact for:

Freddie M. Kotek

Chairman, President and Chief Executive Officer

Jeffrey C. Simmons

Executive Vice President and Director

Frank P. Carolas

Executive Vice President and Director

Sean P. McGrath

Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS NOBLE, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jonathan Z. Cohen

Chairman

Jeffrey C. Simmons

Executive Vice President and Director

Frank P. Carolas

Executive Vice President and Director

/s/ Richard D. Weber
Richard D. Weber
President

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

ATLAS AMERICA, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer and Director and as Attorney-in-fact for:

Edward E. Cohen

Chairman

Jonathan Z. Cohen

Vice Chairman

Richard D. Weber

President and Director

Sean P. McGrath

Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

AER PIPELINE CONSTRUCTION, INC.

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Richard D. Weber

President, Chief Executive Officer and Director

Jeffrey C. Simmons

Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

VIKING RESOURCES, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jonathan Z. Cohen

Chairman (principal executive officer)

Jeffrey C. Simmons

Vice President and Director

Frank P. Carolas

Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

RESOURCE ENERGY, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jonathan Z. Cohen

Director

Jeffrey C. Simmons

Vice President and Director

Frank P. Carolas

Vice President and Director

/s/ Richard D. Weber
Richard D. Weber
President

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

RESOURCE WELL SERVICES, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jeffrey C. Simmons

President and Director

Frank P. Carolas

Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2009.

REI-NY, LLC

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on September 29, 2009.

/s/ Matthew A. Jones
Matthew A. Jones

Chief Financial Officer (principal financial and accounting officer) and as Attorney-in-fact for:

Jeffrey C. Simmons

President and Director

Frank P. Carolas

Vice President and Director